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                                                               Page ____ of ____
                                                               Exhibit Index
                                                               Appears on Page 4




                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                  ----------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 25, 1995


                        NOBEL EDUCATION DYNAMICS, INC.
          -----------------------------------------------------------
            (Exact name of registrant as specified in its charter)

         Delaware                    0-1003               22-2465204
----------------------------    -----------------    --------------------
(State or other jurisdiction    (Commission              (IRS Employer
   of incorporation             File Number)           Identification No.)


Race Tree Corporate Center II
1400 N. Providence Road, Suite 3055
Media, PA                                                   19063
-----------------------------------------                -----------
(Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code:     (610) 891-8200
                                                        ---------------

                                Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 2.   Acquisition or Disposition of Assets.
          -------------------------------------

          Acquisition of Educo, Inc.
          --------------------------

          On September 1, 1995, the Registrant acquired all of the outstanding shares of common stock of Educo, Inc., a Maryland corporation, pursuant to a Stock Purchase Agreement with Educo, Inc. and the then existing stockholders of Educo, Inc. (collectively, the "Educo Stockholders") dated May 23, 1995, as amended. Educo, Inc. is an operator of 10 schools and preschools located in Maryland, Virginia, North Carolina and South Carolina. The purchase price for the stock consisted of (i) $2,000,000 in cash and (ii) an agreement to issue and deliver to the Educo Stockholders an aggregate of 1,250,000 shares of the Registrant's Common Stock on January 15, 1996. The cash portion of the purchase price was financed with proceeds of the Term Loan from First Valley Bank described in Item 5 below.

ITEM 5.   Other Events.
          -------------

          Acquisition of Child Care Centers in Indiana.
          ---------------------------------------------

          On August 25, 1995, the Registrant acquired from Corydon Day Care Center, Inc., an Indiana corporation d/b/a "Children Today" (Corydon"), nine of its child care centers located in the Indianapolis, Indiana area (the "Centers") and substantially all of the assets (other than real estate) used by Corydon in the business of operating the Centers. The Registrant also acquired a leasehold interest in the buildings and the land upon which the Centers are located. The purchase price for the business and assets acquired from Corydon consisted of (i) $1,050,000 in cash and (ii) a subordinated promissory note in the principal amount of $1,125,000 secured by a security interest in certain assets located at the Centers. The cash portion of the purchase price paid by the Registrant was financed by drawing on the Registrant's then existing line of credit with CoreStates Bank, N.A. which the Registrant repaid on August 31, 1995 using proceeds of the Term Loan from First Valley Bank described below in this Item 5.

          Refinancing.
          ------------

          On August 30, 1995, the Registrant and certain of its subsidiaries (collectively, the "Borrowers") entered into a Loan and Security Agreement with First Valley

          Bank (the "Loan Agreement"). Pursuant to the Loan Agreement, First Valley Bank lent the Borrowers a five-year term loan in the original principal amount of $7,500,000 (the "Term Loan") and established for the Borrowers from August 30, 1995 and until September 1, 1998 a revolving line of credit in an amount not to exceed $7,500,000 (the "Line"). Such loans are secured by liens in favor of the Bank on the Borrowers' properties. The proceeds of the Term Loan were used by the Borrowers as follows: (i) $5,500,000 was used by the Registrant to repay indebtedness of the Registrant to CoreStates Bank, N.A. and (ii) $2,000,000 was used to fund the cash portion of the acquisition by the Registrant of Educo, Inc. pursuant to the terms of that certain Stock Purchase Agreement by and among the Registrant, Educo, Inc. and the Educo Stockholders dated May 23, 1995, as amended. The proceeds advanced under the Line shall be used for working capital purposes, to fund future acquisitions of educational facilities or companies and construction of educational facilities by the Borrowers and for the issuance of standby letters of credit; provided however, the sum of the outstanding amounts of advances under the revolving line of credit for working capital purposes and the face amount under outstanding standby letters of credit shall not at any time exceed $1,000,000 in the aggregate.

          In addition, on August 30, 1995, the Registrant and certain of its subsidiaries (collectively, the "Nobel Companies") entered into an Investment Agreement with Allied Capital Corporation and its affiliated funds (collectively, "Allied"), pursuant to which, on such date, the Registrant sold and issued to Allied (i) Senior Subordinated Debentures in the aggregate principal amount of $6,000,000 (the "Debentures") for a purchase price of $6,000,000; (ii) 1,063,830 shares of the Registrant's Series D Convertible Preferred Stock (the "Preferred Stock") for a purchase price of $2,000,000; and (iii) Warrants to acquire an aggregate of 1,236,171 shares of the Registrant's Common Stock, subject to certain adjustments under antidilution provisions (the "Warrants") for a purchase price of $100. The Nobel Companies have granted liens on certain of their properties to Allied securing their obligations to Allied under the foregoing documents and instruments. A portion of the proceeds of the sale of the foregoing securities was used to refinance bank debt existing on August 30, 1995; the remainder will be used for acquisitions and new campus opening, for transaction expenses and for general corporate purposes.

          The Debentures bear interest at the rate of 14% per annum, and principal is repayable commencing October 1, 2000 is equal quarterly installments. The Preferred Stock is convertible into an aggregate of 1,063,830 shares of the Common Stock of the Registrant, subject to certain adjustments under antidilution provisions.

ITEM 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
          -------------------------------------------------------------------

          (a)  Financial Statements of Businesses Acquired.
               --------------------------------------------

          It is impracticable at the time of filing of this Current Report for the Registrant to provide the required financial statements for Educo, Inc. Accordingly, the Registrant will file the required financial statements of Educo, Inc. under cover of a Form 8 Amendment to this Current Report of Form 8-K as soon as practicable, but not later than 60 days after the date on which this Report must be filed with the Commission.

          (b)  Pro Forma Financial Information.
               --------------------------------

          It is impracticable at the time of filing of this Current Report for the Registrant to provide the required pro forma financial information. Accordingly, the Registrant will file the required pro forma financial information under cover of a Form 8 Amendment to this Current Report on Form 8-K as soon as practicable, but not later than 60 days after the date on which this Report must be filed with the Commission.

          (c)  Exhibits.
               ---------

          Exhibit Number
          (Referenced to
          Item 601 of
          Regulation 8-K)           Description of Exhibit
          ---------------           ----------------------

          2A                 Asset Purchase Agreement dated
                             August 25, 1995 by and among
                             Corydon Day Care Center, Inc.,
                             d/b/a Children Today, Donald
                             Mitchell, Jeffrey Owen and the
                             Registrant.

          2B                 Stock Purchase Agreement dated May
                             23, 1995, by and among Educo, Inc.,
                             the Educo Stockholders and the

                             Registrant, as amended by First Amendment to Stock Purchase Agreement dated August 31, 1995 and Second Amendment to Stock Purchase Agreement dated August 31, 1995.

          4A Investment Agreement dated as of August 30, 1995 by and among the Registrant, certain subsidiaries of the Registrant and Allied Capital Corporation and its affiliated funds.

          4B Senior Subordinated Debenture dated as of August 30, 1995 in the principal amount of $450,000 payable to the order of Allied Capital Corporation.

          4C Common Stock Purchase Warrant dated August 30, 1995 entitling Allied Capital Corporation to purchase up to 92,713 shares (subject to adjustment) of the Common Stock of the Registrant.

          4D Registration Rights Agreement dated August 30, 1995 by and among the Registrant and Allied Capital Corporation and its affiliated funds.


          4E Certificate of Designation, Preferences and Rights of Series D Convertible Preferred Stock of the Registrant.

          4F Loan and Security Agreement dated August 30, 1995 among the Registrant, certain subsidiaries of the Registrant and First Valley Bank.

          4G Term Note dated August 30, 1995 in the principal sum of $7,500,000 payable to the order of First Valley Bank.

          4H Line Note dated August 30, 1995 in the principal sum of $7,500,000 payable to the order of First Valley Bank.

          Exhibit 4B is one in a series of four Senior Subordinated Debentures issued pursuant to the Investment Agreement dated as of August 30, 1995 that are identical except for the original holder thereof and the principal amount thereof, which are as follows:

               Holder                             Principal Amount
               ------                             ----------------
               Allied Capital Corporation II         $2,775,000
               Allied Investment Corporation         $1,800,000
               Allied Investment Corporation II        $975,000

          Exhibit 4C is one in a series of four Common Stock Purchase Warrants issued pursuant to the Investment Agreement dated as of August 30, 1995 that are identical except for the Warrant No., the original holder thereof and the number of shares of Common Stock of the Registrant for which the Warrant may be exercised, which are as follows:

                                                           Number of Shares of
                                                           Common Stock (subject
          Warrant No.     Holder                           to adjustment)
          -----------     ------                           ---------------------

             2            Allied Capital Corporation II            571,729
             3            Allied Investment Corporation            370,851
             4            Allied Investment Corporation II         200,878


          Certain schedules (and similar attachments) to Exhibits 2A, 2B, 4A and 4F are not being filed. The Registrant agrees to furnish supplementally a copy of any omitted schedules or attachments to the Commission upon request.

                                  SIGNATURES
                                  ----------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                  NOBEL EDUCATION DYNAMICS, INC.


Date:  September 11, 1995                         By: /s/ Yvonne DeAngelo
                                                     ---------------------------
                                                       Yvonne DeAngelo
                                                       Controller and Secretary

                                 EXHIBIT INDEX
                                 -------------

Exhibit No.                     Title                           Page No.
-----------                     -----                           --------

2A                           Asset Purchase Agreement
                             dated August 25, 1995 by
                             and among Corydon Day Care
                             Center, Inc., d/b/a Children
                             Today, Donald Mitchell,
                             Jeffrey Owen and the Registrant.

2B                           Stock Purchase Agreement
                             dated May 23, 1995, by and
                             among Educo, Inc., Educo
                             Stockholders and the Registrant,
                             as amended by First Amendment
                             to Stock Purchase Agreement
                             dated August 31, 1995 and
                             Second Amendment to Stock
                             Purchase Agreement dated
                             August 31, 1995.

4A                           Investment Agreement
                             dated as of August 30, 1995
                             by and among the Registrant,
                             certain subsidiaries of the
                             Registrant and Allied Capital
                             Corporation and its affiliated
                             funds.

4B Senior Subordinated Debenture dated as of August 30, 1995 in the principal amount of $450,000 payable to the order of Allied Capital Corporation.

4C                           Common Stock Purchase Warrant
                             dated August 30, 1995 entitling
                             Allied Capital Corporation to
                             purchase up to 92,713 shares (subject
                             to adjustment) of the Common Stock of
                             the Registrant.

4D                           Registration Rights Agreement
                             dated August 30, 1995 by and among
                             the Registrant and Allied Capital
                             Corporation and its affiliated funds.

4E                           Certificate of Designation, Preferences
                             and Rights of Series D Convertible
                             Preferred Stock of the Registrant.

4F                           Loan and Security Agreement dated
                             August 30, 1995 among the Registrant,
                             certain subsidiaries of the Registrant
                             and First Valley Bank.

4G Term Note dated August 30, 1995 in the principal sum of $7,500,000 payable to the order of First Valley Bank.

4H Line Note dated August 30, 1995 in the principal sum of $7,500,000 payable to the order of First Valley Bank.



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